---------  THE EUROPEAN WARRANT FUND, INC.

Dear Fellow Shareholder:

     The European Warrant Fund, Inc. (the 'Fund'), now in its seventh year of existence, has had its best year in terms of performance for the year ending September 30, 1997. The year was marked by an extended period of economic stability and high investor confidence, which contributed to robust investment activity. Subsequent to September 30, 1997, however, there was a sharp fall in Asian markets as a result of pressures on several currencies. The European (and American) equity markets followed suit and the Fund's Net Asset Value ('NAV') and share price was affected as well. We anticipate continued volatility for the period immediately ahead, but remain confident that long term investors will be rewarded for their patience. As always, shareholders should weigh the risks of any investment and, in general take a long-term investment approach.

     The Fund turned in an impressive performance with a gain for the twelve-month period ending September 30, 1997 of 105.09% based on net asset value and 107.37% based on share price. During this period the Fund was ranked #2 out of 143 funds for the 12 months ending September 30, 1997 by Lipper Analytical in their Closed-End Equity Fund Universe, as was reported in the Mutual Fund Scorecard by the Wall Street Journal on October 24, 1997. Of course past performance does not guarantee future results.

ECONOMIC REVIEW

     Prior to the correction in August, the European stock markets had advanced by as much as 50% in 1997. Stock indices in Germany, Switzerland, the Netherlands and United States have approximately doubled in value since the beginning of 1995. One would have to go as far back as the 1950's to find a comparable three-year period in the United States. In quite the opposite direction of Europe and the United States, the equity markets of Asia and many emerging markets declined sharply in 1997. The Russian market advanced eight-fold over the last two years, although some gains were reversed in the latter part of October 1997. Countries that had the fewest structural problems had the best equity markets. The United States led the list, followed by continental Europe, where although the corporate sector is undertaking the necessary restructuring there is not sufficient stimulus from the government, especially relating to the labor market and fiscal policies.

     There are very clear signs of how the economic turmoil in Southeast Asia is forcing Japanese companies to revamp their strategies in the region. With Southeast Asia's economy now contracting, many Japanese domestic oriented companies will also have to contract due to sluggish sales.

     Several months ago it seemed that corporate Europe would forever be tagged as sclerotic, and Asia as booming. Times certainly have changed. Turmoil in the currency and equity markets has raised doubts about the underlying strength of Asia's corporate structure, while European businesses are posting solid third-quarter earnings growth. The recovery is here and the gains are impressive. Europe is buffered from the recent Asian turbulence because in prior years European corporations had largely failed in their efforts to expand into high growth emerging Asian markets. The recent devaluation of Asian currencies will make it even tougher for European exports to countries such as Thailand and Malaysia. However, with the prospects improving in Europe, that will not have much of an impact on the bottom line. In general, corporate Europe seems poised to prosper for the rest of the year and into 1998. Big businesses have taken on major restructuring, and some are starting to taste the fruits of their labor. Basically, corporate

---------  THE EUROPEAN WARRANT FUND, INC.

Europe was restructuring in 1995 and 1996. Now, 1997 is the first year without large restructuring costs. At the same time there has been a general acceleration of growth due to the increase in the value of the U.S. dollar.

     Nevertheless, a more cautious positioning is now more advisable than at the beginning of this year as the high valuations of warrants are vulnerable. In addition, short-term interest rates are rising slightly in Core Europe and strongly in the United Kingdom ('UK'). This results from the convergence necessary for a common European monetary policy and also from a further acceleration in the economic recovery. Anticipating a 4% money market level for entering Maastricht, some Southern European countries, like Italy, will find it necessary to lower short-term interest rates.

INVESTMENT POLICY

     In the summer of 1997, the Fund lowered the Delta-Leverage from 2.2 to a range of 1.7-2.0 (still in the upper end of the neutral range). Having been cautious early assisted greatly in coping with the turbulence in October 1997. Delta-Ratio measures the total leverage to the NAV. When the Delta-Ratio is 2 and the European market increases by $1.00, then the NAV of the Fund generally should by $2.00. Conversely, if the European market decreases by $1.00, then the NAV of the Fund generally should by $2.00. Strategically we define our Delta-Ratio Range in three different scenarios: 2-3 is bullish with no clouds on the investment horizon; 1.5-2 means mildly bullish with some risks of corrections, 1.25-1.5 shows caution in a flat market. In sell-off situations such as October's, we can defend the Fund's value, not by selling cyclical long positions in sharply declining markets with huge bid-offer spreads, but by writing OTC-Options with extremely high volatility, in a contrarian manner.

     Regarding our country allocation, in the UK post election we heavily increased our UK exposure through a large position of a long term warrant on the FTSE 100 Index. The UK is relatively cheap and offers long-term convergence potential. At the same time, we decreased Germany and France where we took some profits in dollar sensitive stocks. We overweight Italy in anticipation it will be a starting member of the European Monetary Union ('EMU') and benefit from lower interest rates.

     Our principal sector focus is in the finance industry with its mega mergers such as CS Group with Winterthur, Zurich with BAT and Bayerisch Vereinsbank with Bayerisch Hypo. The restructuring theme in the finance sector in Europe (with about 10,000 different banks) has not yet been exhausted. With the EMU coming closer we see a lot of mergers and takeovers in the banking industry to come, especially in France and Italy. It is anticipated that the Fund will create a European Restructuring Finance Basket. On the interest rate side, we prefer to invest the Fund's cash holdings in long term U.S. Treasuries.

PORTFOLIO AND ADDITIONAL INFORMATION

     As of the close of business on November 6, 1997 the Fund was 74.96% invested in warrants with an average weighted life of derivatives of 464.44 days. The percentage of foreign currencies hedged to invested assets was 1.60% and the net asset value per share was $22.80. For a complete analysis as well as the Fund's investment weighting by country, please refer to the chart on Page 3.

---------  THE EUROPEAN WARRANT FUND, INC.

     On various occasions, the Board of Directors has considered several alternatives to address the Fund's discount. The Board will continue to discuss alternatives at future Board meetings.

     Shareholders can call Investors Bank and Trust Company, the Fund's Transfer Agent, at the Fund's toll free number 1-800-EUROWRS for weekly information on portfolio holdings and geographic diversification.

DIVIDEND REINVESTMENT PROGRAM

     All income dividends and capital gains distributions declared by the Fund may be reinvested. We wish to remind shareholders about the existence of the Fund's Dividend Reinvestment Plan. The Dividend Reinvestment Plan can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. Any shareholder wishing to discontinue participating in this Plan, so as to receive future dividends in cash, should write to the Plan Agent of the Fund, Investors Bank and Trust Company, P.O. Box 9130, Boston, MA 02117-9130 or call 1-800-EUROWRS. Be sure to include in your correspondence your name exactly as it appears on your share registration, your Social Security or Tax Identification number and a reference to The European Warrant Fund, Inc. The Fund also offers shareholders a voluntary Cash Purchase Program. For a copy of the complete terms and conditions of these Plans, please write to the Plan Agent at the above address.

     We congratulate our colleagues for their dedication and hard work throughout the year and we thank you, our shareholders, for your continued confidence and support.

                                          Sincerely,

                                          /s/ Bernard Spilko

                                          Bernard Spilko
                                          President

November 6, 1997

                   THE EUROPEAN WARRANT FUND, INC. FACT SHEET
                                  (UNAUDITED)

                              COUNTRY WEIGHTINGS

                                 [PIE CHART]

U.S. Cash Equivalents and Net Other Assets and Liabilities        4%
Switzerland                                                      11%
Netherlands                                                       8%
France                                                           11%
Spain                                                             6%
Italy                                                            10%
United Kingdom                                                   16%
Eastern Europe                                                    6%
Sweden                                                            6%
Multi-national                                                    6%
Germany                                                          16%
September 30, 1997

MISCELLANEOUS

Average Life of Derivatives (9/30/97)                     1.30 years
Average Gearing (9/30/97)++                                    5.40%
Average Premium (9/30/97)                                      2.55%
Average Annual Premium (9/30/97)                               1.20%
Year to Date Total Return* (1/1/97-9/30/97)                   70.89%
One Year Total Return* (10/1/96-9/30/97)                     105.09%
Average Annual Total Return Since Inception*
(7/17/90-9/30/97)                                             19.57%

WARRANT CHARACTERISTICS

The cost of a warrant is substantially less than the cost of the underlying securities themselves, and price movements in the underlying securities are generally magnified in the price movements of the warrant. This leveraging effect enables an investor to gain exposure to the underlying instrument with a relatively low capital investment with corresponding risk. Currently, the underlying equity exposure of a Fund share is approximately 1.87 times the value of the share.

                              SECTOR WEIGHTINGS

                                 [PIE CHART]

U.S. Cash Equivalent and Net Other Assets and Liabilities                  4%
Chemicals/Pharmaceuticals                                                  6%
Financials                                                                11%
Mutual Funds                                                               9%
Consumer Goods                                                             3%
Capital Goods                                                              6%
Telecommunications                                                         2%
Utilities                                                                  3%
Interest Rate                                                              6%
Natural Resources                                                          3%
Food                                                                       2%
Index Warrants                                                            45%
September 30, 1997

TOP TEN EQUITY WARRANT HOLDINGS SEPTEMBER 30, 1997

                                          MARKET VALUE            PERCENTAGE+
1 FTSE 100 Index (SBC),
  exp. 5/16/99                             $25,346,004                11.80%
2 CAC 40 Index Cap Call (BP),
  exp. 2/06/98                               9,081,168                 4.23%
3 CAC 40 Index Cap Call (BNP),
  exp. 12/31/97                              8,162,053                 3.80%
4 OMX Cap Call (SBC), exp. 3/05/98           6,743,792                 3.14%
5 MIB 30 Cap Call (MS), exp. 1/13/98         6,589,301                 3.07%
6 DAX Cap Call (SOG), exp. 12/30/97          5,575,998                 2.60%
7 MIB 30 Cap Call (BT), exp. 5/19/00         5,547,768                 2.58%
8 E-Top 100 (DB), exp. 6/30/00               5,396,600                 2.51%
9 MIB 30 Cap Call (MS), exp. 1/13/98         4,585,338                 2.13%
10 IBEX Cap Call (Citi), exp. 9/17/98        4,502,713                 2.10%

Currency Hedge At September 30, 1997                                   1.28%

                               GLOSSARY OF TERMS

Annual Premium: The premium divided by the number of years until expiration of the warrant.
Gearing: The value of the number of shares underlying each warrant compared to the value of the warrant. This serves as an indicator of the warrant price's sensitivity to a movement in the underlying stock price.
Premium: The amount by which the sum of a warrant's exercise price and purchase price exceeds the current stock price (in the case of put warrants, the premium is the amount by which the sum of the warrant's exercise price and purchase price is less than the current share price). This is expressed as a percentage of the current stock price.

*Total returns are based on Net Asset Value.
+Percentages are based on Market Value of Portfolio Assets invested.
++The average gearing is based on the derivative portion of the portfolio.

---------  THE EUROPEAN WARRANT FUND, INC.
           PORTFOLIO OF INVESTMENTS
           (percentages of total net assets)
           September 30, 1997 (Unaudited)

  SHARE                                                               VALUE
  AMOUNT                                                            (NOTE 1)
----------                                                         -----------
WARRANTS--79.7%
[ALL NON-INCOME PRODUCING SECURITIES]
            GERMANY--15.1%
    50,000  Allianz Range (COBA), expires 4/06/98................  $   199,547
   100,000  BASF AG (LB), expires 1/15/99........................    1,267,478
   150,000  Bayer AG (Citi), expires 6/15/00.....................    2,050,665
    10,000  Commerzbank, expires 12/10/99........................      832,154
     7,000  Continental AG, expires 7/06/00......................    1,010,473
   250,000  DAX Cap Call (DG), STK 2400, expires 12/09/97 .......    2,513,445
 2,500,000  DAX Cap Call (SBC), STK 2900, expires 12/19/97 ......    3,424,851
 5,000,000  DAX Cap Call (SOG), STK 2400, expires 12/30/97 ......    5,575,998
 1,000,000  DAX Cap Call (TB), STK 2800, expires 12/30/97 .......    1,106,708
   150,000  Deutsche Bank, expires 12/19/97......................      850,835
   300,000  Deutsche Telekom Capped Put (TB), expires 12/19/97...      477,215
    10,000  Dresdner Bank AG, expires 1/05/99....................      520,804
    25,000  Dresdner Bank AG, expires 4/30/02....................      441,551
    50,000  Floor C Zerti (WLB), expires 1/19/98.................       43,023
    25,000  Hoechst AG (Citi), expires 6/05/98...................      353,807
    10,000  Mannesmann AG (DB), expires 6/18/98..................       99,632
   150,000  MDAX Call (DB), STK 3500, expires 12/19/97...........      364,280
 1,500,000  MDAX Cap Call (DB), STK 2700, expires 12/30/97 ......    1,672,799
   500,000  MDAX Cap Call (DB), STK 3300, expires 12/30/97 ......      551,939
   100,000  MDAX Call (DB), STK 4000, expires 6/19/98............      139,258
    25,000  Metallgesellschaft (DB), expires 6/18/98.............      119,587
     5,000  Metro Holdings Finance, expires 9/01/98..............      851,967
    10,000  Preussag AG, expires 4/30/01.........................      764,223

  SHARE                                                               VALUE
  AMOUNT                                                            (NOTE 1)
----------                                                         -----------
WARRANTS--(CONTINUED)
            GERMANY--(CONTINUED)
   250,000  Siemens (Rabo), expires 6/19/98......................  $ 1,422,304
    10,000  Siemens, expires 6/02/98.............................    2,824,795
   100,000  Veba AG (Citi), expires 1/15/99......................    1,862,440
     2,500  Volkswagen AG Preferred, expires 10/27/98............      962,355
                                                                   -----------
                                                                    32,304,133
                                                                   -----------
            UNITED KINGDOM--13.2%
   150,000  British Petroleum (SBC), expires 11/10/97............    1,195,423
    10,000  FTSE 100 Index (SBC), STK 4000, expires 5/16/99......   25,346,004
     1,000  FTSE Mid 250 Index (SBC), STK 4700, expires
              9/26/98............................................      902,691
   100,000  Glaxo Welcome (SBC), expires 3/24/98.................      461,803

   100,000  Marks & Spencer (SBC), expires 8/07/98...............      268,765
   100,000  Pilkington, expires 5/04/98..........................       70,092
                                                                   -----------
                                                                    28,244,778
                                                                   -----------
            FRANCE--10.4%
 1,000,000  Axa (SOG), expires 2/09/99 ..........................    1,358,879
   200,000  CAC 40 Index Cap Call (BNP), STK 2110, expires
              12/31/97...........................................    8,162,053
   300,000  CAC 40 Index Cap Call (BP), STK 2360, expires 2/06/98
              ...................................................    9,081,168
   150,000  CAC 40 Index Cap Call (BNP), STK 2560, expires
              6/30/98 ...........................................    3,717,463
                                                                   -----------
                                                                    22,319,563
                                                                   -----------
            ITALY--9.3%
   500,000  Italian Telephone Basket (BZW), expires 3/30/98......    2,752,825
 4,000,000  MIB 30 Cap Call (MS), STK 14000, expires 1/09/98.....    4,585,338
 6,000,000  MIB 30 Cap Call (MS), STK 17000, expires 1/13/98.....    6,589,301
 1,333,000  MIB 30 (BT), STK 19000, expires 5/19/00..............    5,547,768
 1,000,000  Generale (NAT), expires 1/29/99......................      375,543
                                                                   -----------
                                                                    19,850,775
                                                                   -----------

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           PORTFOLIO OF INVESTMENTS--(Continued)
           (percentages of total net assets)
           September 30, 1997 (Unaudited)

  SHARE                                                               VALUE
  AMOUNT                                                            (NOTE 1)
----------                                                         -----------
WARRANTS--(CONTINUED)
            NETHERLANDS--7.2%
    85,000  ABN Amro (SBC), expires 5/08/99......................  $ 2,723,674
   750,000  Ahold (GS), expires 7/23/99 .........................    3,715,129
    10,000  Akzo (ABN), expires 4/29/98 .........................      634,582
   200,000  Hoogovens (GS), expires 10/16/98.....................      628,361
   200,000  ING (ML), expires 1/06/99 ...........................    2,816,788
    50,000  Royal Dutch (SBC), expires 5/14/99...................    3,929,379
    25,000  Wolters Kluwer (ML), expires 2/23/98.................    1,016,587
                                                                   -----------
                                                                    15,464,500
                                                                   -----------
            SWITZERLAND--7.0%
    17,000  ABB AG (GBK), expires 1/12/99........................      830,695
   350,000  Alusuisse (SBC), expires 1/15/02.....................    1,917,412

    50,000  Castle Alternative Invest AG (LGT), expires
              9/10/98............................................      103,235
    20,000  EMS Chemie (GS), expires 2/20/98.....................      137,646
   100,000  Holderbank (ML), expires 2/18/00.....................      426,703
   300,000  Nestle SA (SBC), expires 1/15/02.....................    1,399,862
   300,000  Novartis (SBC), expires 12/30/99.....................    4,170,681
     5,000  Pirelli (OZ), expires 6/17/98........................       95,492
    35,000  Roche Holdings (SBC), expires 12/01/00...............    1,782,519
       500  Saurer (BB), expires 4/08/98 ........................      197,522
    70,000  SPI Machinery Index (Von), expires 12/18/97..........      693,737
   180,000  Zurich Insurance (SBC), expires 10/16/98.............    3,233,310
                                                                   -----------
                                                                    14,988,814
                                                                   -----------
            MULTINATIONAL--5.3%
    10,000  E-Top 100 (DB), STK 1970, expires 6/30/00............    5,396,600
   100,000  Euro Blue Star (ABN), expires 5/12/00................    1,407,389
    50,000  European Restructuring Basket (JPM), expires
              2/12/98............................................    3,382,500

  SHARE                                                               VALUE
  AMOUNT                                                            (NOTE 1)
----------                                                         -----------
WARRANTS--(CONTINUED)
            MULTINATIONAL--(CONTINUED)
     5,525  Industrial Gas Basket (SBC), expires 7/10/98.........  $   282,296
 1,000,000  Templeton Emerging Markets, expires 9/30/04..........      837,876
                                                                   -----------
                                                                    11,306,661
                                                                   -----------
            SPAIN--5.2%
   100,000  Iberia Telecom Basket (ML), expires 11/16/98.........    1,693,737
 1,000,000  IBEX Cap Call (Sal), STK 4500, expires 12/10/97 .....    1,951,056
 1,000,000  IBEX Cap Call (Sal), STK 5500, expires 5/18/98.......    2,976,869
 2,500,000  IBEX Cap Call (Citi), STK 4600, expires 9/17/98......    4,502,713
                                                                   -----------
                                                                    11,124,375
                                                                   -----------
            SWEDEN--4.2%
    20,000  ABB Class B (ML), expires 8/19/98....................    1,113,761
    50,000  Ericsson (SBC), expires 6/22/98......................    1,178,885
   250,000  OMX (SBC), STK 2400, expires 12/18/98................    6,743,792
                                                                   -----------
                                                                     9,036,438
                                                                   -----------
            EASTERN EUROPE--1.8%
 4,200,000  Baring Emerging Europe Trust, expires 8/31/04........    3,780,000
    80,000  Templeton Central & Eastern European Investment Co.,
              expires 5/31/03....................................       98,000
                                                                   -----------
                                                                     3,878,000
                                                                   -----------
            POLAND--0.6%
 2,500,000  WIG 20 (BT), STK .01, expires 2/26/99................    1,275,000

                                                                   -----------
            AUSTRIA--0.2%
   100,000  ATX (GS), STK 1200, expires 2/09/98..................      208,605
     2,500  EVN Energy, expires 6/25/01..........................      118,056
                                                                   -----------
                                                                       326,661
                                                                   -----------
            CZECH REPUBLIC--0.1%
   100,000  BIC Bohemia Investment Co Sa, expires 5/14/01........      271,851
                                                                   -----------

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           PORTFOLIO OF INVESTMENTS--(Continued)
           (percentages of total net assets)
           September 30, 1997 (Unaudited)

  SHARE                                                               VALUE
  AMOUNT                                                            (NOTE 1)
----------                                                         -----------
WARRANTS--(CONTINUED)
            RUSSIA--0.1%
    20,000  ENR Eastern Natural Resources, expires 5/30/00 ......  $   200,964
                                                                   -----------
            TOTAL WARRANTS
              (Cost $109,241,669)................................  170,592,513
                                                                   -----------
INVESTMENT FUNDS--6.1%
            RUSSIA--1.8%
   200,000  First NIS Regional Fund..............................    3,800,000
    10,000  Morgan Stanley Russia & New Europe Fund..............      341,250
                                                                   -----------
                                                                     4,141,250
                                                                   -----------
            GERMANY--1.2%
   169,456  The New Germany Fund.................................    2,647,750
                                                                   -----------
            EASTERN EUROPE--0.7%
    61,829  GT Global Greater Eastern Europe Fund................    1,213,394
    50,000  Templeton Central & Eastern European Investment Co.
              ...................................................      227,500
                                                                   -----------
                                                                     1,440,894
                                                                   -----------
            ITALY--0.5%
   100,000  Italy Fund Inc.......................................    1,043,750
                                                                   -----------
            UNITED KINGDOM--0.4%
    55,000  United Kingdom Fund..................................      766,563
                                                                   -----------

            MULTINATIONAL--0.3%
    20,000  Foreign & Colonial Emerging Middle East Fund, Inc....      363,750
    20,000  Scudder New Europe Fund .............................      331,250
                                                                   -----------
                                                                       695,000
                                                                   -----------
            SPAIN--0.3%
    35,000  Growth Fund of Spain.................................      564,375
                                                                   -----------
            ROMANIA--0.2%
     5,000  Romania Fund.........................................      532,500
                                                                   -----------
            AUSTRIA--0.2%
    45,000  Austria Fund.........................................      480,938
                                                                   -----------
            FRANCE--0.2%
    30,000  France Growth Fund...................................      350,625
                                                                   -----------
            HUNGARY--0.1%
     1,500  Hungarian Fund.......................................      240,000
                                                                   -----------
            PORTUGAL--0.1%
    10,000  Portugal Fund........................................      185,000
                                                                   -----------

  SHARE                                                               VALUE
  AMOUNT                                                            (NOTE 1)
----------                                                         -----------
INVESTMENT FUNDS--(CONTINUED)
            CZECH REPUBLIC--0.1%
     2,785  Komercni Banka Investment Fund.......................  $    56,756
     6,721  The Czech Republic Fund..............................       89,473
                                                                   -----------
                                                                       146,229
                                                                   -----------
            TOTAL INVESTMENT FUNDS
              (Cost $10,583,271).................................   13,234,874
                                                                   -----------
EQUITIES--5.8%
            SWITZERLAND--3.5%
       300  BB Medtech Inc *.....................................      349,966
       500  Komax Holding AG-- Registered *......................      189,264
     1,900  India Investment AG..................................      536,132
       150  Phonak Holding AG-- Registered Class B...............      110,461
       100  Sez Holding AG.......................................      177,564
    20,000  Swiss Bank Corp.--
              Registered *.......................................    5,409,498
     2,500  Valora Holding AG....................................      532,519
                                                                   -----------
                                                                     7,305,404
                                                                   -----------
            PORTUGAL--0.7%
    40,000  Banco Comercial Portugues, SA........................      844,726
    10,000  EDP--Electricidade de Portugal SA....................      171,898

     5,000  Telecel--Comunicacoes Pessoai, SA *..................      405,691
                                                                   -----------
                                                                     1,422,315
                                                                   -----------
            GREECE--0.4%
    10,000  Hellenic Telecommunication Organization SA...........      250,547
    54,000  Hellenic Telecommunication Organization SA--GDR......      661,500
                                                                   -----------
                                                                       912,047
                                                                   -----------
            FRANCE--0.2%
       721  Axa--UAP.............................................       48,440
     5,000  SGS--Thomson Microelectronics *......................      471,810
                                                                   -----------
                                                                       520,250
                                                                   -----------
            SWEDEN--0.2%
    10,000  Ericsson L M Telephone--ADR..........................      479,375
                                                                   -----------
            UNITED KINGDOM--0.2%
    35,057  Standard Chartered Plc...............................      478,730
                                                                   -----------

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           PORTFOLIO OF INVESTMENTS--(Continued)
           (percentages of total net assets)
           September 30, 1997 (Unaudited)

  SHARE                                                               VALUE
  AMOUNT                                                            (NOTE 1)
----------                                                         -----------
EQUITIES--(CONTINUED)
            NORWAY--0.2%
     5,000  Norsk Hydro ASA--ADR.................................  $   299,375
    15,000  Storebrand ASA *.....................................      108,742
                                                                   -----------
                                                                       408,117
                                                                   -----------
            RUSSIA--0.2%
     2,500  ENR Eastern Natural Resources *......................      332,932
                                                                   -----------

  SHARE                                                               VALUE
  AMOUNT                                                            (NOTE 1)
----------                                                         -----------
EQUITIES--(CONTINUED)
            NETHERLANDS--0.1%
     5,128  Koninklijke Ptt Nederland Nv.........................  $   201,563

                                                                   -----------
            GERMANY--0.1%
     4,000  ProSieben Media AG Preferred *.......................      199,038
                                                                   -----------

            TOTAL EQUITIES
              (Cost $9,006,661)..................................  $12,259,771
                                                                   -----------

                                                                  STRIKE    VALUE
CONTRACTS                                                         PRICE    (NOTE 1)
--------                                                          ------  ----------
OPTIONS PURCHASED--4.7%
[ALL NON-INCOME PRODUCING SECURITIES]
          UNITED KINGDOM--1.8%
 250,000  3 I Group OTC Call, expires 6/12/98...........    GBP      4.5  $  357,709
 200,000  HSBC Holdings OTC Call, expires 12/31/97......    GBP     12.5   3,065,659
  50,000  Siebe OTC Call, expires 5/13/98...............    GBP      950     254,537
                                                                          ----------
                                                                           3,677,905
                                                                          ----------
          SWEDEN--1.2%
 106,666  Astra A OTC Call, expires 12/31/97............    SEK      105     659,071
  66,666  Astra A OTC Call, expires 1/30/98.............    SEK    93.75     423,156
  50,000  Ericsson OTC Call, expires 12/30/97...........    SEK      225     921,811
1,000,000 OMX OTC Cap Call (SBC), STK 1800, expires
            3/05/98.....................................    SEK     2300     609,973
                                                                          ----------
                                                                           2,614,011
                                                                          ----------
          NETHERLANDS--0.8%
     150  Akzo (Listed) Call, expires 10/16/98..........    NLG      210     931,138
  20,000  Unilever OTC Call, expires 7/05/99............    DEM      380     842,423
                                                                          ----------
                                                                           1,773,561
                                                                          ----------
          FRANCE--0.5%
  80,000  Michelin OTC Call, expires 12/30/97...........    FRF      256   1,100,608
                                                                          ----------
          SPAIN--0.4%
  50,000  Repsol OTC Call, expires 12/31/97.............    ESP     4000     830,372
                                                                          ----------
          MULTINATIONAL--0.0%
   2,500  European Index Basket OTC Put, expires
            11/28/97....................................    USD    21500           0
                                                                          ----------
          TOTAL OPTIONS PURCHASED (Cost $5,665,777).....                   9,996,457
                                                                          ----------

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           PORTFOLIO OF INVESTMENTS--(Continued)
           (percentages of total net assets)
           September 30, 1997 (Unaudited)

PAR                                                             VALUE
VALUE                                                          (NOTE 1)
--------                                                      ----------
U.S. TREASURY OBLIGATIONS--4.7%
                UNITED STATES--4.7%
USD 10,000,000  U.S. Treasury Note 6.375%, due 8/15/27 (Cost
                 $9,843,644)(b).............................. $  9,956,250
                                                              ------------
MUNICIPAL OBLIGATIONS--0.7%
                UNITED STATES--0.7%
USD 10,000,000  New Jersey Economic Development 0%, due
                 2/15/23 (Cost $1,556,000)(b)................    1,529,100
                                                              ------------
SHORT-TERM INVESTMENTS--0.7%
                UNITED STATES--0.7%
USD 1,053,692   Investors Bank & Trust Company Repurchase
                 Agreement, dated 9/30/97, due 10/01/97, at a
                 rate of 5.62% and a maturity value of
                 $1,053,856, collateralized by a U.S.
                 Government Agency Obligation with a rate of
                 6.4375%, a maturity date of 11/15/2023 and a
                 market value of $1,110,483..................    1,053,692
USD 500,000     U.S. Treasury Bill, 5.10%, due 1/02/98 (a)...      493,684
                                                              ------------
TOTAL SHORT-TERM INVESTMENTS (Cost $1,546,968)...............    1,547,376
                                                              ------------
TOTAL INVESTMENTS--102.4% (Cost $147,443,990)................  219,116,341
OTHER ASSETS AND LIABILITIES (NET)--(2.4%)...................   (5,152,497)
                                                              ------------

TOTAL NET ASSETS--100.0%..................................... $213,963,844
                                                              ------------
                                                              ------------

------------------

NOTES TO THE SCHEDULE OF INVESTMENTS:

ADR American Depositary Receipt

GDR Global Depositary Receipt

* Non-income producing security.

(a) This security is held as collateral for open futures contracts.


(b) This security is held as collateral for open written options.

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           SCHEDULE OF WRITTEN OPTIONS
           September 30, 1997 (Unaudited)

                                                                    STRIKE    VALUE
CONTRACTS                                                           PRICE    (NOTE 1)
--------                                                            ------  ----------
            SWITZERLAND
     6,000  Ciba OTC Call, expires 12/30/97...............    CHF      140  $   36,339
    10,000  CS Group OTC Put, expires 11/03/97............    CHF      188      19,408
       500  EMS OTC Put, expires 11/11/97.................    CHF     6500      10,582
     2,000  Holderbank OTC Put, expires 12/13/97..........    CHF     1250      27,240
     1,000  Novartis OTC Call, expires 11/03/97...........    CHF     2600       5,561
     1,000  Novartis OTC Put, expires 11/03/97............    CHF     2300      82,319
       115  Roche Holdings OTC Put, expires 12/30/97......    CHF    13650      78,897
       500  SGS OTC Put, expires 12/17/97.................    CHF     3000     167,959
     1,000  SMI OTC Call, expires 11/03/97................    CHF     6000      61,432
       500  Sulzer OTC Call, expires 12/05/97.............    CHF     1250       4,591
       500  Sulzer OTC Put, expires 12/05/97..............    CHF     1250      53,114
    10,000  Swiss Bank Corp OTC Call, expires 12/30/97....    CHF      428      83,620
       500  Swissair OTC Put, expires 9/16/98.............    CHF     2000      88,971
     5,000  Valora OTC Put, expires 12/30/97..............    CHF      300      49,105
                                                                            ----------
                                                                               769,138
                                                                            ----------

            GERMANY
     5,000  Allianz OTC Put, expires 12/30/97.............    DEM      450      94,820
    25,000  BASF OTC Call, expires 11/03/97...............    DEM     67.5      35,381
     1,000  BMW OTC Put, expires 12/30/97.................    DEM     1400      28,078
     1,000  DAX OTC Call, expires 12/09/97................    DEM     4400      51,797
    25,000  Dresdner OTC Call, expires 11/10/97...........    DEM       85      25,474
     5,000  Fresenius Medical Care OTC Put, expires
              10/31/97....................................    DEM      150      71,865
    10,000  Siemens OTC Call, expires 12/30/97............    DEM      120      45,853
     2,500  Volkswagen AG OTC Put, expires 12/30/97.......    DEM     1200     106,142
                                                                            ----------
                                                                               459,410
                                                                            ----------

            FRANCE
     5,000  Carrefour OTC Put, expires 12/30/97...........    FRF     4050     376,789
    10,000  Sanofi OTC Put, expires 12/31/97..............    FRF      550      55,064

    10,000  Societe Generale OTC Put, expires 11/03/97....    FRF      750       3,207
                                                                            ----------
                                                                               435,060
                                                                            ----------

            CURRENCY OPTIONS
10,000,000  USD Put/ DEM Call, expires 12/29/97..........     DEM     1.75     182,281
 8,547,008  USD Put/ FRF Call, expires 12/29/97..........     USD     5.85      79,236
                                                                            ----------
                                                                               261,517
                                                                            ----------

            FINLAND
    25,000  Nokia OTC Put, expires 7/23/98................    FIM      430     173,853
       100  Nokia (Listed) ADR Put, expires 1/16/98.......    USD       85      36,250
       100  Nokia (Listed) ADR Put, expires 1/16/98.......    USD       80      17,500
                                                                            ----------
                                                                               227,603
                                                                            ----------

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           SCHEDULE OF WRITTEN OPTIONS--(Continued)
           September 30, 1997 (Unaudited)

                                                                  STRIKE    VALUE
CONTRACTS                                                         PRICE    (NOTE 1)
--------                                                          ------  ----------
          NETHERLANDS
  40,000  ABN Amro OTC Call, expires 12/30/97...........    NLG       48  $   15,280
  10,000  AEX OTC Call, expires 11/10/97................    NLG     1000      21,915
 100,000  Elsevier OTC Put, expires 10/17/97............    NLG       31     108,570
  20,000  ING OTC Call, expires 11/03/97................    NLG      100      16,487
     100  Royal Dutch (Listed) Call, expires 1/18/98....    USD       55      37,500
                                                                          ----------
                                                                             199,752
                                                                          ----------

          UNITED KINGDOM
 100,000  BAT OTC Put, expires 12/31/97.................    GBP      600      95,985
 100,000  EMI OTC Put, expires 7/31/98..................    GBP     5.68      41,346
 250,000  Rolls Royce OTC Put, expires 10/14/97.........    GBP      230       7,251
                                                                          ----------
                                                                             144,582
                                                                          ----------


          PORTUGAL
  90,000  EDP OTC Put, expires 12/22/97.................    PTE     3300     123,742
                                                                          ----------

          ITALY
1,000,000 Credito Italiano OTC Put, expires 12/22/97....    ITL     3750      20,139
  250,000  Fiat OTC Put, expires 11/05/97...............    ITL   5863.6      10,338
      100  Gucci (Listed) ADR Put, expires 4/18/98......    USD       40      32,500
                                                                          ----------
                                                                              62,977
                                                                          ----------

          SWEDEN
  37,000  Volvo OTC Put, expires 12/30/97...............    SEK      215      47,527
                                                                          ----------

          HUNGARY
     500  HTX OTC Put, expires 8/07/98..................    USD     2000      42,575
                                                                          ----------
TOTAL WRITTEN OPTIONS (Premiums received $3,549,814)....................  $2,773,883
                                                                          ----------

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS AND
           FINANCIAL FUTURES CONTRACTS
           September 30, 1997 (Unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                    CONTRACTS TO DELIVER
               -------------------------------      IN      NET UNREALIZED
 EXPIRATION           LOCAL          VALUE IN    EXCHANGE    DEPRECIATION
    DATE            CURRENCY           USD       FOR USD     OF CONTRACTS
-------------  -------------------  ----------  ----------  --------------
  12/30/97      CHF      4,000,000   2,746,875   2,783,219  $     (36,344)
                                                            --------------
NET UNREALIZED DEPRECIATION OF FORWARD FOREIGN CURRENCY
  CONTRACTS...............................................        (36,344)
                                                            --------------
                                                            --------------

SCHEDULE OF OPEN FINANCIAL FUTURES CONTRACTS PURCHASED

                                                      NET UNREALIZED
NUMBER OF                     EXPIRATION  CONTRACT     APPRECIATION
CONTRACTS      CONTRACTS        DATE        VALUE      OF CONTRACTS
---------  -----------------  ---------  -----------  --------------
100        British Gilt        11/21/97  $   197,437  $     163,627
10         FTSE Index          12/19/97    2,057,813         91,105
10         MIB 30 Index        12/19/97    1,358,467         21,589
                                                      --------------
NET UNREALIZED APPRECIATION OF OPEN FUTURES
CONTRACTS...........................................  $     276,321
                                                      --------------
                                                      --------------

     GLOSSARY OF TERMS

CHF  -- Swiss Franc
DEM  -- German Deutsche Mark
ESP  -- Spanish Peseta
FIM  -- Finnish Markka
FRF  -- French Franc
GBP  -- British Pound
ITL  -- Italian Lira
NLG  -- Netherlands Guilder
PTE  -- Portuguese Escudo
SEK  -- Swedish Krona
USD  -- United States Dollar

              See accompanying notes to the financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           STATEMENT OF ASSETS AND LIABILITIES
           September 30, 1997 (Unaudited)

ASSETS:
     Investments, at value (Cost $147,443,990)
      (Note 1)....................................   $219,116,341
     Cash.........................................          7,961
     Foreign currency, at value (Cost $332,522)
      (Note 1)....................................        321,324
     Dividends and interest receivable............        166,338
     Prepaid expenses.............................         41,206
                                                     ------------
            Total assets..........................    219,653,170
                                                     ------------

LIABILITIES:
     Written options, at value (Premiums received
      $3,549,814) (Notes 1 and 3).................      2,773,883
     Payable for investment securities
      purchased...................................      1,998,611
     Investment advisory fee payable (Note 2).....        629,805
     Payable for variation margin on open
      financial futures contracts (Note 1)........         54,567
     Unrealized depreciation of forward foreign
      currency contracts..........................         36,344
     Accrued expenses and other payables..........        196,116
                                                     ------------
            Total liabilities.....................      5,689,326
                                                     ------------
TOTAL NET ASSETS..................................   $213,963,844
                                                     ------------
                                                     ------------

NET ASSETS CONSIST OF:
     Par value....................................   $      8,154
     Paid-in capital in excess of par value.......     84,548,893
     Undistributed accumulated net investment
      income......................................     28,163,422
     Accumulated net realized gain on
      investments.................................     28,563,796
     Net unrealized appreciation on investments...     72,679,579
                                                     ------------

TOTAL NET ASSETS (equivalent to $26.24 per share
  based on 8,153,712 shares of common stock
  outstanding from 100,000,000 authorized with
  $0.001 par value)...............................   $213,963,844
                                                     ------------
                                                     ------------

              See accompanying notes to the financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           STATEMENT OF OPERATIONS
           For the Six Months Ended September 30, 1997 (Unaudited)

INVESTMENT INCOME:
     Interest.....................................              $   316,168
     Dividends (net of foreign withholding taxes
      of $1,793)..................................                  453,763
                                                                -----------
            Total Investment Income...............                  769,931
                                                                -----------
EXPENSES:
     Investment advisory fee (Note 2).............                1,119,506
     Administration and custodian fees (Note 2)...                  195,534
     Legal and audit fees.........................                   61,964
     Transfer agent fees..........................                   30,083
     Printing and postage fees....................                   20,055
     Directors' fees and expenses (Note 2)........                   18,049
     Other........................................                   34,479
                                                                -----------
            Total Expenses........................                1,479,670
                                                                -----------
NET INVESTMENT LOSS...............................                 (709,739)
                                                                -----------
REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS
     (Notes 1 and 3):
     Net realized gain (loss) on:
          Securities transactions.................               23,597,475
          Written option transactions.............                  403,318
          Financial futures contracts.............                 (455,371)
          Forward foreign currency contracts......                 (186,568)
          Foreign currencies and net other
            assets................................                  147,178
                                                                -----------
                 Net realized gain on
                     investments..................               23,506,032
                                                                -----------
     Net change in net unrealized appreciation
      (depreciation) of:
          Securities..............................               38,821,123
          Written options.........................                  706,434
          Financial futures contracts.............                  636,801
          Forward foreign currency contracts......                  (36,799)
          Foreign currencies and net other
            assets................................                 (336,392)
                                                                -----------
                 Net unrealized appreciation of
                     investments..................               39,791,167
                                                                -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...               63,297,199
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS......................................              $62,587,460

                                                                -----------
                                                                -----------

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           STATEMENT OF CHANGES IN NET ASSETS

                                            SIX MONTHS ENDED
                                           SEPTEMBER 30, 1997      YEAR ENDED
                                              (UNAUDITED)        MARCH 31, 1997
                                           ------------------    --------------
CHANGE IN NET ASSETS FROM OPERATIONS
Net investment loss.....................      $   (709,739)       $ (1,024,638)
Net realized gain on investments........        23,506,032          41,548,082
Net unrealized appreciation of
  investments...........................        39,791,167          18,285,528
                                           ------------------    --------------
Net increase in net assets resulting
  from operations.......................        62,587,460          58,808,972
Distributions to shareholders from:
  Net realized gains on investments.....                --          (6,164,206)
                                           ------------------    --------------
Net increase in net assets..............        62,587,460          52,644,766

NET ASSETS:
  Beginning of year.....................       151,376,384          98,731,618
                                           ------------------    --------------
  End of period (including accumulated
     undistributed net investment income
     of $28,163,422 and $28,873,161,
     respectively)......................      $213,963,844        $151,376,384
                                           ------------------    --------------
                                           ------------------    --------------

              See accompanying notes to the financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           FINANCIAL HIGHLIGHTS
           For a Fund share outstanding throughout each period

                                           SIX MONTHS
                                              ENDED                                     YEAR ENDED
                                          SEPTEMBER 30,    --------------------------------------------------------------------
                                              1997         MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,      MARCH 31,
                                           (UNAUDITED)        1997          1996          1995          1994           1993
                                          -------------    ----------    ----------    ----------    ----------    ------------
Operating performance:
  Net asset value, beginning of
    period..............................    $   18.57       $  12.11      $   7.53      $  13.34      $   8.95       $   7.57
                                          -------------    ----------    ----------    ----------    ----------    ------------
  Net investment loss...................        (0.09)         (0.13)        (0.08)        (0.01)        (0.12)         (0.02)
  Net realized and unrealized gain
    (loss) on investments...............         7.76           7.35          4.66         (3.90)         5.10           1.56
                                          -------------    ----------    ----------    ----------    ----------    ------------
  Net increase/(decrease) in net assets
    resulting from investment
    operations..........................         7.67           7.22          4.58         (3.91)         4.98           1.54
                                          -------------    ----------    ----------    ----------    ----------    ------------
  Capital effect of rights offering.....           --             --            --            --         (0.50)            --
                                          -------------    ----------    ----------    ----------    ----------    ------------
Distributions:
  Distributions from net realized
    gains...............................           --          (0.76)           --         (1.90)        (0.09)            --
  Distributions from capital............           --             --            --            --            --          (0.16)
                                          -------------    ----------    ----------    ----------    ----------    ------------
  Total distributions:..................           --          (0.76)           --         (1.90)        (0.09)         (0.16)
                                          -------------    ----------    ----------    ----------    ----------    ------------
NET ASSET VALUE, END OF PERIOD..........    $   26.24       $  18.57      $  12.11      $   7.53      $  13.34       $   8.95
                                          -------------    ----------    ----------    ----------    ----------    ------------
                                          -------------    ----------    ----------    ----------    ----------    ------------
MARKET VALUE, END OF PERIOD.............    $  20.688       $ 13.500      $ 10.000      $  6.875      $ 11.875       $  8.250
                                          -------------    ----------    ----------    ----------    ----------    ------------
                                          -------------    ----------    ----------    ----------    ----------    ------------
  Total investment return...............        53.24%         43.69%        45.45%       (26.37)%       44.89%         32.13%
                                          -------------    ----------    ----------    ----------    ----------    ------------
                                          -------------    ----------    ----------    ----------    ----------    ------------
Ratios to average net
  assets/supplemental data:*
  Net assets, end of period (000's).....    $ 213,964       $151,376      $ 98,732      $ 61,430      $107,689       $ 54,178
  Ratio of net investment loss to
    average net assets..................        (0.78)%+       (0.89)%       (0.86)%       (0.11)%       (0.93)%        (0.21)%
  Ratio of operating expenses to average
    net assets**........................         1.62%+         1.88%         2.03%         1.74%         1.73%          2.13%
  Portfolio turnover rate...............           49%           191%          148%          104%          150%           164%
  Average broker commission rate#.......    $ 0.00077       $0.00233           N/A           N/A           N/A            N/A


------------------------
 *For the following periods, the operating expenses of the fund reflect a waiver of fees by the Fund's investment adviser. Had such action not been taken, the net investment income per share and the operating expense ratios would have been:

 Net investment loss per share..........           --             --        ($0.09)       ($0.04)       ($0.14)         ($0.03)
   Ratio of operating expenses to
    average net assets..................           --             --          2.15%         1.99%         1.90%          2.26%
**For the following periods, the ratio of operating expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses,
  the expense ratio would have been:               --          1.85%         1.94%           --            --             --

+Annualized
#The average broker commission rate will vary depending on the markets in which trades are executed.

              See accompanying notes to the financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

     The European Warrant Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on May 23, 1990 and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is enhanced capital growth, which the Fund seeks to achieve by investing primarily in equity warrants of Western European issuers.

     The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

          Portfolio valuation: All non-German securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the bid and asked quotations. If bid and ask quotations are not available, the security is priced at the bid quotation. If this is unavailable, the security is priced at the last available quoted price. German securities which trade on the German exchange are valued at the last sale price prior to the time of determination. If this quotation is not available, the securities are valued at the Kassa closing price of the exchange. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. If bid and asked quotations are not available, then over-the-counter securities will be valued as determined in good faith by the Fund's Board of Directors. In making this determination, the Board will consider, among other things, publicly available information regarding the issuer, market conditions and values ascribed to comparable companies. In instances where the price determined above is deemed not to represent fair market value, the price is determined in such manner as the Board may prescribe. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase was more than 60 days, unless this is determined by the Fund's Board of Directors not to represent fair value. All other securities and assets are reported at fair value as determined in good faith by the Fund's Board of Directors, although the actual calculation may be done by others.

          Warrants: Under normal market conditions, the Fund invests primarily in European warrants. The Fund's holdings of European warrants may consist of equity warrants, index warrants, covered warrants, interest rate warrants, currency options and long-term options of, or relating to, European issuers. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying securities themselves, and price movements in the underlying securities are generally magnified in the price movements of the warrant. Warrants generally pay no dividends and confer no voting or other

---------  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS (Unaudited)--(Continued)

     rights other than to purchase the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

          Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of underlying debt securities subject to an obligation of the seller to repurchase, and the Fund to resell such securities at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the securities subject to the repurchase agreement at all times will be equal to at least 100% of the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use such securities to offset losses incurred. There is potential loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's investment adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

          Foreign currency: The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at exchange rates prevailing at the end of the period; purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses which result from changes in foreign currencies have been included in the unrealized appeciation/(depreciation) of investments. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

          Options: Purchases of put and call options are recorded as an investment, the value of which is marked-to-market at each valuation date. When a purchased option expires, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

---------  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS (Unaudited)--(Continued)

          When the Fund writes a call option or a put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium originally received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

          Unlike options on specific securities, all settlements of options on stock indices are in cash and gains or losses depend on general movements in the stocks included in the index rather than price movements in a particular stock. There is no physical delivery of securities.

          The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. In addition, the Fund could be exposed to risks if the counterparties to the transaction are unable to meet the terms of the contracts.

          Over-the-counter options: The Fund may invest in options on securities which are traded in the over-the-counter market. The applicable accounting principles used are the same as those for options discussed above.

          Forward foreign currency contracts: Forward foreign currency contracts are valued at the forward rate and are marked-to-market at each valuation date. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

          As part of its investment strategy, the Fund uses forward foreign currency contracts to hedge the Fund's portfolio holdings against currency risks. With respect to the Fund's obligations to purchase or sell currencies under forward foreign currency contracts, the Fund will either deposit with its custodian in a segregated account cash or other liquid securities having a value at least equal to its obligations, or continue to own or have the right to sell or acquire, respectively, the currency subject to the forward foreign currency contract.

          The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the

---------  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS (Unaudited)--(Continued)

     value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

          Financial futures contracts: Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the 'initial margin.' Subsequent payments ('variation margin') are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract.

          For long futures positions, the asset is marked-to-market daily. For short futures positions, the liability is marked-to-market daily. The daily changes in the contract are recorded as unrealized gains or losses. The Fund realizes a gain or loss when the contract is closed.

          There are several risks connected with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

          Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon after the ex-date as the Fund is informed of the dividend. Interest income is recorded on the accrual basis.


          Dividends and distributions to shareholders: The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses; however, it currently expects to distribute any excess annually to its shareholders. Additional distributions of net investment income and capital gains may be made at the discretion of the Fund's Board of Directors to avoid the application of a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions on a Fund level are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, foreign currency transactions, other timing differences and differing characterization of distributions made by the Fund as a whole.

          Federal income taxes: The Fund intends to continue to qualify as a regulated investment company for Federal income tax purposes. Accordingly, no income tax provision is required. It is expected that certain capital gains earned by the Fund and certain dividends and interest received by the Fund will be subject to foreign withholding taxes.

---------  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS (Unaudited)--(Continued)

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS

     Julius Baer Securities Inc. (the 'Adviser') serves as the Fund's investment adviser pursuant to an advisory agreement with the Fund. The Fund pays the Adviser a fee for its advisory services at an annual rate of 1.25% of the value of the Fund's average weekly net assets.

     For the six months ended September 30, 1997, the Fund incurred total brokerage commissions of $59,794 of which $8,493 was paid in total to Bank Julius Baer, Zurich (an affiliate of the Adviser).

     No director, officer or employee of the Adviser or any affiliates of those entities will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its directors who is not a director, officer or employee of the Adviser or any affiliate thereof an annual fee of $7,500 plus $250 for each Board of Directors meeting attended. In addition, the Fund reimburses these directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

3. PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended September 30, 1997 amounted to $103,136,394 and $82,795,950, respectively.


     Activity in written options for the six months ended September 30, 1997 was as follows:

                                                                                NUMBER OF
                                                                  PREMIUM       CONTRACTS
                                                                -----------    -----------
Options outstanding at March 31, 1997........................   $ 2,506,580      1,668,250
Options written..............................................     6,540,041     30,965,328
Options exercised............................................            --             --
Options expired..............................................    (1,429,324)    (4,279,750)
Options closed...............................................    (4,067,483)    (7,645,805)
                                                                -----------    -----------
Options outstanding at September 30, 1997....................   $ 3,549,814     20,708,023
                                                                -----------    -----------
                                                                -----------    -----------

     At September 30, 1997, aggregated gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amount to $72,936,111 and $1,263,760, respectively.

4. EUROPEAN WARRANTS

     The Fund's investments in European warrants involve certain considerations not typically associated with investment in securities of U.S. companies or the United States Government, including risks relating to (1) price volatility in and relative illiquidity of European warrant markets; (2) currency exchange matters; (3) restrictions on foreign investment; (4) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation; and (5) certain economic and political conditions.

---------  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS (Unaudited)--(Continued)

                  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                                                                                           NET
                                                                           NET REALIZED AND        INCREASE/(DECREASE)
                                                     NET INVESTMENT     UNREALIZED GAIN/(LOSS)     IN NET ASSETS FROM
                              INVESTMENT INCOME      INCOME (LOSS)          ON INVESTMENTS             OPERATIONS
                             -------------------  --------------------  -----------------------  -----------------------
QUARTER ENDED                 TOTAL    PER SHARE    TOTAL    PER SHARE     TOTAL      PER SHARE     TOTAL      PER SHARE
---------------------------- --------  ---------  ---------  ---------  ------------  ---------  ------------  ---------
June 30, 1995...............  412,950      .05      107,316       .01      9,890,418      1.22      9,997,734      1.23
September 30, 1995..........  231,303      .03     (153,475)     (.02)     3,619,793       .45      3,466,318       .43
December 31, 1995...........  153,146      .02     (242,940)     (.03)     9,446,364      1.15      9,203,424      1.12
March 31, 1996..............   58,543      .01     (381,778)     (.04)    15,015,610      1.84     14,633,832      1.80
June 30, 1996...............  250,496      .03     (210,380)     (.03)     8,001,429       .98      7,791,049       .95
September 30, 1996..........  208,263      .03     (276,258)     (.03)     3,616,947       .44      3,340,689       .41
December 31, 1996...........  471,569      .06      (75,210)     (.01)    19,177,933      2.36     19,102,723      2.35
March 31, 1997..............  183,718      .03     (462,790)     (.06)    29,037,301      3.57     28,574,511      3.51
June 30, 1997...............  366,775      .04     (316,510)     (.04)    33,213,380      4.07     32,896,870      4.03
September 30, 1997..........  403,156      .05     (393,229)     (.05)    30,083,819      3.69     29,690,590      3.64

---------  THE EUROPEAN WARRANT FUND, INC.
           ADDITIONAL INFORMATION

     PORTFOLIO MANAGEMENT

     In managing the day-to-day operations of the Fund, including the making of all investment decisions, the Adviser employs Hansruedi Huber as the Fund's Portfolio Manager. Mr. Huber has been employed as a Vice President with the Adviser since July 1992 and is currently also a Senior Vice President of Julius Baer Asset Management Ltd., an affiliate of the Adviser. Philipp Burger serves as the co-Portfolio Manager of the Fund. Mr. Burger has been employed as an Assistant Vice President of the Adviser since the first quarter of 1997 and a Vice President of Julius Baer Asset Management since May 1996.

     ELECTION OF INTERESTED DIRECTOR

     Martin Vogel was elected a Director of the Fund initially by the Board of Directors at their meeting held on March 13, 1997 and subsequently by Fund shareholders at the June 26, 1997 annual meeting.

     INVESTMENT POLICY CHANGES

     The following changes to the non-fundamental investment policies of the Fund and additional investment strategies have been implemented since the issuance of the Fund's Prospectus dated September 3, 1993.

          1. The Fund may write put options on securities and foreign currencies with total market value not exceeding 5% of total assets.

          2. The policy that limits the value of the underlying securities on which covered call options are written to 35% of the total assets of the Fund has been eliminated.

          3. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, member banks of the Federal Reserve System or its custodian.

          4. The Board has further clarified the existing policy that the Fund is required to concentrate at least 25% of its assets in securities issued by banks or bank holding companies by eliminating the inconsistent disclosure that the Investment Adviser does not anticipate that it will have more than 25% of its assets in bank issued warrants or similar bank issued equity securities.

          5. The Fund has begun using portfolio securities (as opposed to cash or cash equivalents) to satisfy asset segregation requirements in connection with certain trading practices.

          6. The policy which allows the Fund to invest up to 5% of its total assets in Eastern European equity securities or warrants has been amended to allow the Fund to invest up to 10% of its total assets in such instruments and the definition of Eastern Europe was expanded to include the Newly Independent States of the ex-Soviet Union.


          7. The Fund may both purchase and sell interest rate futures contracts that are traded on regulated exchanges, including non-U.S. exchanges to the extent permitted by the U.S. Commodity Futures Trading Commission.

          8. Fund shareholders changed the Fund's status from a diversified to a non-diversified management investment company at the Fund's June 26, 1997 annual meeting.

     QUARTERLY EARNINGS RELEASE

     The Fund issues, in a press release, interim earnings statements on a quarterly basis which compare the Fund's current quarterly performance against the corresponding quarter from the previous fiscal year.

---------  THE EUROPEAN WARRANT FUND, INC.
           ADDITIONAL INFORMATION--(Continued)

In addition, the Fund sends unaudited semi-annual and audited annual reports, including a list of investments held, to its stockholders.

     OTHER MATTERS

     The Fund calculates and reports a weekly net asset value per share. On October 23, 1997, the Fund released a net asset value of $23.87. This amount was restated to $24.63 on October 30 and a press release was issued.

     DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the 'Plan'), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by Investors Bank & Trust ('IBT') as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in 'street name') may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee of a broker or other nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next proceeding trading day. To the extent the Fund issues shares of Common Stock to participants in the Plan at a discount to net asset value, the remaining shareholders' interests in the Fund's net assets will be diluted proportionately. If the Fund should declare an income dividend or capital gains distribution payable only in cash, IBT will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

     Participants in the Plan have the option of making additional semi-annual cash payments to IBT in any amount from $100 to $3,000 for investment in Fund shares. IBT uses all funds so received to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant, however, bears a pro rata share of brokerage commissions incurred with respect to IBT's open market purchases of Fund shares in connection with voluntary cash payments or the reinvestment of dividends or capital gains distributions payable only in cash.

     The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant

---------  THE EUROPEAN WARRANT FUND, INC.
           ADDITIONAL INFORMATION--(Continued)

in the Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

     A shareholder may terminate participation in the Plan at anytime by notifying IBT in writing. A termination will be effective immediately if notice is received by IBT not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first trading day after the dividend or distribution has been credited to the participant's account in additional shares of Common Stock of the Fund. Upon termination and according to a participant's instructions, IBT will either (a) issue certificates from the whole shares credited to your Plan account and a check representing any fractional shares or (b) sell the shares in the market. There will be a $5.00 fee assessed for liquidation service, plus brokerage commissions, and IBT is authorized to sell a sufficient number of a participant's shares to cover such amounts.

     The Plan is described in more detail on pages 40-42 of the Fund's Prospectus dated September 3, 1993. Information concerning the Plan may be obtained from IBT at 1-(800) 387-6977.

---------  THE EUROPEAN WARRANT FUND, INC.

INVESTMENT ADVISER
Julius Baer Securities Inc.
330 Madison Ave.
New York, New York 10017

ADMINISTRATOR, CUSTODIAN
 & TRANSFER AGENT
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

OFFICERS
Bernard Spilko
  President
Hansruedi Huber
  Chief Investment Officer
Philipp Burger
  Investment Officer
Robert Discolo
  Chief Financial Officer
  and Secretary

INDEPENDENT ACCOUNTANTS
KPMG Peat Marwick LLP
99 High Street
Boston, MA 02110

COUNSEL
Baker & McKenzie
805 Third Avenue
New York, New York 10022

DIRECTORS
Antoine Bernheim
David Bodner*
Lawrence A. Fox
Thomas J. Gibbons
Harvey B. Kaplan
Bernard Spilko
Martin Vogel

*Chairman of the Board

                       ---------------------------------------------------------
                                                 THE EUROPEAN WARRANT FUND, INC.

                                                                   SEMI-ANNUAL
                                                                        REPORT
                                                            SEPTEMBER 30, 1997

THE EUROPEAN WARRANT FUND, INC.

330 MADISON AVENUE
NEW YORK, NEW YORK 10017

This report is sent to the shareholders of The European Warrant Fund, Inc. for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.